abrdn Funds

(the “Trust”)

abrdn Intermediate Municipal Income Fund

(the “Fund”)

Supplement dated May 22, 2025 to the Fund’s Summary Prospectus, Statutory Prospectus and Statement of Additional Information, each dated February 28, 2025

On May 21, 2025, the Board of Trustees (the “Board”) of the Trust agreed to consider in mid-2025 the reorganization of the following mutual fund into the newly created exchange-traded fund (the “New ETF”) listed below (the “Reorganization”):

Current Mutual Fund	Proposed ETF
abrdn Intermediate Municipal Income Fund	abrdn Ultra Short Municipal Income Active ETF

If approved by the Board, it is anticipated that the Reorganization would occur in the fourth quarter of 2025.

By reorganizing the Fund into the New ETF, abrdn Inc. (“Aberdeen”), the investment adviser for the Fund, believes shareholders in the Fund could benefit from, among other things, a lower management fee, lower overall net expenses, additional trading flexibility and increased portfolio holdings transparency.

Aberdeen is communicating the proposed plans prior to formal Board approval in order to provide shareholders in the Fund with ample notice of the proposed Reorganization and allow them time to engage with abrdn on the implications of the proposed transaction, including the need to have a brokerage account in which to hold their shares of the New ETF prior to the Reorganization. It is possible that the Reorganization will not be approved by the Board or will not occur for other reasons, in which case the changes described herein would not take effect.

Subject to Board approval, the Reorganization would consist of (1) the transfer of all or substantially all of the Fund’s assets, subject to its liabilities, to the New ETF, a newly created series of the Trust, for shares of the New ETF; and (2) the distribution of the New ETF’s shares to the Fund shareholders in complete liquidation of the Fund. It is anticipated that if approved by the Board, the Reorganization will not require shareholder approval.

When the Reorganization is considered, the Board, including the Trustees not deemed to be “interested persons” of the Fund or the New ETF, pursuant to Section 2(a)(19) of the Investment Company Act of 1940, as amended, will need to determine that the Reorganization is in the best interests of the Fund and the New ETF and that the Reorganization would not dilute the interests of the Fund’s and New ETF’s respective shareholders.

The New ETF has not commenced investment operations, and it is anticipated that it will not have any shareholders prior to the Reorganization. If the Reorganization is approved by the Board, existing shareholders of the Fund will, prior to the Reorganization, receive a combined information statement/prospectus describing in detail both the Reorganization and the New ETF and summarizing the Board’s considerations in approving the Reorganization.

It is anticipated that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes and that shareholders will not recognize any gain or loss in connection with the Reorganization, except to the extent that they receive cash in connection with the liquidation of any fractional shares of the Fund in connection with the Reorganization.

In connection with the proposed Reorganization discussed herein, a combined information statement/prospectus that will be included in a registration statement on Form N-14 will be filed with the Securities and Exchange Commission (the “SEC”). After the registration statement is filed with the SEC, it may be amended or withdrawn and the information statement/prospectus will not be distributed to shareholders unless and until the registration statement is declared effective by the SEC. Investors are urged to read the materials and any other relevant documents when they become available because they will contain important information about the Reorganization and the New ETF. After they are filed, free copies of the materials will be available on the SEC’s web site at www.sec.gov. These materials also will be available at https://www.abrdn.com/us/literature and a paper copy can be obtained at no charge by calling 866-667-9231.

This communication is for informational purposes only and does not constitute an offer of any securities for sale. No offer of securities will be made except pursuant to a prospectus meeting the requirements of Section 10 of the Securities Act of 1933.

Please retain this Supplement for future reference.